Exhibit 10.3

MINDSPEED TECHNOLOGIES, INC.

2013 EQUITY INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

Unless otherwise defined herein, the terms defined in the Mindspeed Technologies, Inc. 2013 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Notice of Restricted Stock Grant (the “Notice of Grant”) and Terms and Conditions of Restricted Stock Grant, attached hereto as Exhibit A (together, this “Award Agreement”).

NOTICE OF RESTRICTED STOCK GRANT

Participant:

Award:

Participant has been granted the right to receive an Award of Restricted Stock, subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Grant Date:

Total Number of Shares:

Vesting Schedule:

Subject to accelerated vesting as set forth below or in the Plan, the Restricted Stock will vest in accordance with the following schedule:

[Insert Vesting Description] Notwithstanding the foregoing, if Participant ceases to be a Service Provider due to his or her death or Disability, one hundred percent (100%) of the Shares of Restricted Stock will fully vest on the date Participant ceases to be a Service Provider due to his or her death or Disability.

Acceptance:

By accepting this Award Agreement and not notifying the Company that Participant is declining the Award, Participant acknowledges and agrees that the Award is granted under and governed by the terms and conditions of the Plan and this Award Agreement and further agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and this Award Agreement.

EXHIBIT A

TERMS AND CONDITIONS OF RESTRICTED STOCK GRANT

1. Grant of Restricted Stock. The Company hereby grants to the Participant named in the Notice of Grant (the “Participant”) under the Plan for past services and as a separate incentive in connection with his or her services and not in lieu of any salary or other compensation for his or her services, an Award of Shares of Restricted Stock, subject to all of the terms and conditions in this Award Agreement and the Plan, which is incorporated herein by reference. Subject to Section 21(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Award Agreement, the terms and conditions of the Plan will prevail.

2. Holding of Shares.

(a) To facilitate implementation of the provisions of this Award Agreement, certificates for the Shares of Restricted Stock and any dividends or distributions thereon or in respect thereof shall be delivered to and held by the Company or any entity designated by the Company (in either case, the “Holder”), or shall be held in book-entry form subject to the Company’s instructions, until such time as the Shares of Restricted Stock vest or the date Participant ceases to be a Service Provider. Additionally, Participant agrees to provide such other documents appropriate to effectuate the purpose and intent of this Award Agreement as the Company may reasonably request from time to time.

(b) Subject to the terms hereof, Participant will have all the rights of a stockholder with respect to the Shares while they are held by the Holder, including, without limitation, the right to vote the Shares and to receive any cash dividends declared thereon.

(c) In the event of any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares, the Shares of Restricted Stock will be increased, reduced or otherwise changed, and by virtue of any such change Participant will in his or her capacity as owner of unvested Shares of Restricted Stock be entitled to new or additional or different shares of stock, cash or securities (other than rights or warrants to purchase securities); such new or additional or different shares, cash or securities will thereupon be considered to be unvested Shares of Restricted Stock and will be subject to all of the conditions and restrictions which were applicable to the unvested Shares of Restricted Stock pursuant to this Award Agreement. If Participant receives rights or warrants with respect to any unvested Shares of Restricted Stock, such rights or warrants may be held or exercised by Participant, provided that until such exercise any such rights or warrants and after such exercise any shares or other securities acquired by the exercise of such rights or warrants will be considered to be unvested Shares of Restricted Stock and will be subject to all of the conditions and restrictions which were applicable to the unvested Shares of Restricted Stock pursuant to this Award Agreement. The Administrator in its absolute discretion at any time may accelerate the vesting of all or any portion of such new or additional shares of stock, cash or securities, rights or warrants to purchase securities or shares or other securities acquired by the exercise of such rights or warrants.

(d) The Company may instruct the transfer agent for its Common Stock to place a legend on the certificates representing the Restricted Stock or otherwise note its records as to the restrictions on transfer set forth in this Award Agreement.

3. Vesting Schedule. Subject to Section 4, the Shares of Restricted Stock awarded by this Award Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant. Shares of Restricted Stock scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in Participant in accordance with any of the provisions of this Award Agreement, unless Participant has been continuously a Service Provider from the Grant Date until the date such vesting occurs.

4. Forfeiture upon Termination of Status as a Service Provider. Notwithstanding any contrary provision of this Award Agreement and subject to the accelerated vesting provisions set forth in the Notice of Grant, the balance of the Shares of Restricted Stock that have not vested as of the time of Participant’s termination as a Service Provider for any or no reason will be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company upon the date of such termination and Participant will have no further rights thereunder. Participant will not be entitled to a refund of the price paid for the Shares of Restricted Stock, if any, returned to the Company pursuant to this Section 4. Participant hereby appoints the Holder with full power of substitution, as Participant’s true and lawful attorney-in-fact with irrevocable power and authority in the name and on behalf of Participant to take any action and execute all documents and instruments, including, without limitation, stock powers which may be necessary to transfer the certificate or certificates evidencing such unvested Shares to the Company upon such termination of service.

5. Death of Participant. Subject to the accelerated vesting provisions set forth in the Notice of Grant, any distribution or delivery to be made to Participant under this Award Agreement will, if Participant is then deceased, be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with: (a) written notice of his or her status as transferee; and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

6. Withholding of Taxes. Notwithstanding any contrary provision of this Award Agreement, no Shares will be issued or delivered to Participant, unless and until satisfactory arrangements (as determined by the Administrator) have been made by Participant with respect to the payment of income, employment and other taxes which the Company determines must be withheld with respect to such Shares. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require Participant to satisfy such tax withholding obligation, in whole or in part (without limitation) by: (a) paying cash; (b) electing to have the Company withhold otherwise deliverable Shares having a Fair Market Value equal to the minimum amount required to be withheld; (c) delivering to the Company already vested and owned Shares having a Fair Market Value equal to the amount required to be withheld; or (d) selling a sufficient number of such Shares otherwise deliverable to Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. To the extent determined appropriate by the Company in its discretion, it will have the right (but not the obligation) to satisfy any tax withholding obligations by reducing the number of Shares otherwise deliverable to Participant. If Participant fails to make satisfactory arrangements for the payment of any required tax withholding obligations hereunder at the time any applicable Shares otherwise are scheduled to vest or tax withholding obligations related to the applicable Shares otherwise are due, Participant will permanently forfeit such Shares and the Shares will be returned to the Company at no cost to the Company.

7. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE SHARES OF RESTRICTED STOCK PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OF RESTRICTED STOCK OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

8. Address for Notices. Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company at Mindspeed Technologies, Inc., 4000 MacArthur Boulevard, East Tower, Newport Beach, California 92660, or at such other address as the Company may hereafter designate in writing.

9. Transferability. Except to the limited extent provided in Section 5, the unvested Shares subject to this Award and the rights and privileges conferred hereby may not be sold, pledged, assigned, hypothecated, transferred or disposed of by Participant other than: (a) by will or by the laws of descent and distribution; (b) by gift to members of Participant’s immediate family in exchange for no value; or (c) to a trust established for the benefit of one or more members of Participant’s immediate family in exchange for no value. For purposes of the Plan and this Award Agreement, “immediate family” means Participant’s spouse and natural, adopted or step-children or grandchildren. Notwithstanding any transfer of the unvested Shares subject to this Award or portion thereof, such transferred Shares will continue to be subject to the Plan and this Award Agreement as were applicable to Participant immediately prior to the transfer, as if such Shares had not been transferred.

10. Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Award Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

11. Additional Conditions to Issuance or Delivery of Shares. The Company will not be required to issue or deliver any Shares hereunder prior to fulfillment of all the following conditions: (a) the admission of such Shares to listing on all stock exchanges on which such class of stock is then listed; (b) the completion of any registration or other qualification of such Shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body or the securities exchange on which the Shares are then registered, which the Administrator will, in its absolute discretion, deem necessary or advisable; (c) the obtaining of any approval or other clearance from any state or federal governmental agency, which the Administrator will, in its absolute discretion, determine to be necessary or advisable; and (d) the lapse of such reasonable period of time following the Grant Date of the Restricted Stock as the Administrator may establish from time to time for reasons of administrative convenience.

12. Administrator Authority. The Administrator will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Shares of Restricted Stock have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. No member of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.

13. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the Shares of Restricted Stock awarded under the Plan or future Restricted Stock that may be awarded under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.

14. Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.

15. Agreement Severable. In the event that any provision in this Award Agreement is held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Award Agreement.

16. Modifications to the Agreement. This Award Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A of the

Internal Revenue Code of 1986, as amended (the “Code”), or to otherwise avoid imposition of any additional tax or income recognition under Section 409A of the Code in connection to this Award of Restricted Stock.

17. Amendment, Suspension or Termination of the Plan. By accepting this Award, Participant expressly warrants that he or she has received an Award of Restricted Stock under the Plan, and has received, read and understood a description of the Plan. Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time.

18. Governing Law. This Award Agreement will be governed by the laws of the State of Delaware, without giving effect to the conflict of law principles thereof. For purposes of litigating any dispute that arises under this Award of Restricted Stock or this Award Agreement, the parties hereby submit to and consent to the jurisdiction of the State of California, and agree that such litigation will be conducted in the courts of Orange County, California, or the federal courts for the United States for the Central District of California, and no other courts, where this Award of Restricted Stock is made and/or to be performed.